THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE REOFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                         CONSOLIDATED STORES CORPORATION

                   7% Senior Subordinated Note due May 4, 2000

No. SSN-1                          $100,000,000

     Consolidated Stores Corporation, an Ohio corporation ("the Company", which term includes any successor corporation under the Indenture hereinafter referred
to), promises to pay to Melville Corporation or its registered assigns, the principal amount of $100,000,000 Dollars on May 4, 2000.

     Interest Payment Dates: April 15 and October 15, commencing October 15,
1996.

     Record Dates: April 1 and October 1

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                 Consolidated Stores Corporation


                                       By:
                                          ---------------------------------
                                       Name:  Michael J. Potter
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                       By:
                                          ---------------------------------
                                       Name:  James E. Eggenschwiler
                                       Title:  Assistant Secretary

Dated: May 5, 1996

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred
to in the within-mentioned Indenture.

The Bank of New York, as Trustee

By:
   -----------------------------
       Authorized Signatory


Exhibit 10(b)                                                             Page 1
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1.   Interest

     Consolidated Stores Corporation, an Ohio corporation ("the Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date, commencing October 15, 1996. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 5, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

2.   Method of Payment

     The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on April 1 and October 1 immediately preceding the interest payment date (whether or not a Business Day) even if the Security is cancelled on registration of transfer or registration of exchange (other than with respect to the purchase of Securities pursuant to an offer to purchase securities made in connection with Sections
4.10 or 4.11 of the Indenture after such record date). Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. The Company may mail an interest payment to a Securityholder's registered address.

3.   Paying Agent and Registrar

     Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

4.   Indenture

     The Company issued the Securities under an Indenture, dated as of May 5, 1996 (the "Indenture"), between the Company and The Bank of New York (the "Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA"), and as provided in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general obligations of the Company limited to $100,000,000 aggregate principal amount.


Exhibit 10(b)                                                             Page 2
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5.   Redemption

     The Securities are redeemable in whole or in part, or from time to time in part, at any time on and after May 5, 1998 at the option of the Company at the following redemption prices (expressed as a percentage of principal amount), together with accrued and unpaid interest to the Redemption Date, if redeemed in the 12-month period commencing:

                                                           Optional
                      May 5,                           Redemption Price
                                                       ----------------
                      1998                                 103.00%
                      1999                                 102.00%
                      2000 and thereafter                  100.00%

     The Securities are not entitled to the benefit of any sinking fund.

6.   Notice of Redemption

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

7. Requirement that the Company Offer to Purchase Securities under Certain Circumstances

     Subject to the terms and conditions of the Indenture, the Company will be obligated to offer to purchase the Securities pursuant to Section 4.10 of the Indenture after the occurrence of a Change of Control of the Company at a price equal to 101% of aggregate principal amount, plus accrued and unpaid interest, if any, to the date of purchase. In addition, subject to the terms and conditions of the Indenture, the Company will be obligated to offer to purchase the Securities pursuant to Section 4.11 of the Indenture to the extent that there are Excess Proceeds, at 100% of aggregate principal amount, plus accrued and unpaid interest, if any.

8.   Denominations; Transfer; Exchange

     The Securities are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.


Exhibit 10(b)                                                             Page 3
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9.   Persons Deemed Owners

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

10.  Amendment; Waiver

     Subject to certain exceptions set forth in the Indenture: (a) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding; and (b) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the
Securities: (a) to cure any ambiguity, defect or inconsistency; (b) to comply with Article 5 of the Indenture; (c) to provide for uncertificated Securities in addition to certificated Securities; (d) to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA; or (e) to make any change that does not adversely affect the rights of any Securityholder.

11.  Defaults and Remedies

     Under the Indenture, Events of Default include: (a) default in payment of the principal amount, premium if any, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period contained in the Indenture; (b) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (c) certain events of acceleration prior to maturity of certain indebtedness; (d) certain final judgments which remain undischarged; or (e) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (a) above) if it determines that withholding notice is in their interests.

     The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash of all Senior Indebtedness of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such


Exhibit 10(b)                                                             Page 4
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provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordinate provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

12.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.  No Recourse Against Others

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.  Authentication

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

15.  Abbreviations

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

16.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.

17.  Discharge Prior to Maturity

     If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity or


Exhibit 10(b)                                                             Page 5
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redemption, as the case may be, the Company will be discharged from the
Indenture except for certain Sections thereof.

18.  Successor

     When a successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture such predecessor shall be released from those obligations.

19.  Governing Law

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Exhibit 10(b)                                                             Page 6
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                                 ASSIGNMENT FORM

     To assign this Security, fill in the form below: I or we assign and transfer this Security to:

             (insert assignee's social security or tax I.D. number)






              (print or type assignee's name, address and zip code)

and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                              Signature:

                                           (sign exactly as your name appears on
                                           the other side of this Security)

Signature
Guarantee:

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you receive a notice pursuant to Section 4.10 ("Change of Control Offer") or Section 4.11 ("Excess Proceeds Offer") of the Indenture and you wish to elect to have all or any portion of this Security purchased by the Company pursuant to such notice, check the applicable boxes and complete the following form:

         -  Change of Control Offer:              -  Excess Proceeds Offer:

            in whole    -                            in whole     -
            in part     -                            in part      -
            Amount to be                             Amount to be
            purchased:  $______________              purchased:  $______________

Dated:                              Signature:

                                           (Sign exactly as your name appears on
                                           the other side of this Security)

Signature
Guarantee:

Social Security Number or
Taxpayer Identification Number:


Exhibit 10(b)                                                             Page 7